Fueled by Connections to Transform Rare Diseases Brian Goff, Chief Executive Officer January 11, 2023 Exhibit 99.2

Forward-looking statements This presentation and various remarks we make during this presentation contain forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those regarding the potential benefits of PYRUKYND® (mitapivat), AG-946 and its PAH stabilizer; Agios’ plans, strategies and expectations for its preclinical, clinical and commercial advancement of its drug development, including PYRUKYND®, AG-946 and its PAH stabilizer; Agios’ strategic vision and goals, including its key milestones for 2023 and potential catalysts through 2026; and the potential benefits of Agios’ strategic plans and focus. The words “anticipate,” “expect,” “goal,” “hope,” “milestone,” “plan,” “potential,” “possible,” “strategy,” “will,” “vision,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from Agios’ current expectations and beliefs. For example, there can be no guarantee that any product candidate Agios is developing will successfully commence or complete necessary preclinical and clinical development phases, or that development of any of Agios’ product candidates will successfully continue. There can be no guarantee that any positive developments in Agios’ business will result in stock price appreciation. Management's expectations and, therefore, any forward-looking statements in this presentation and various remarks we make during this presentation could also be affected by risks and uncertainties relating to a number of other important factors, including, without limitation: risks and uncertainties related to the impact of the COVID-19 pandemic to Agios’ business, operations, strategy, goals and anticipated milestones, including its ongoing and planned research activities, ability to conduct ongoing and planned clinical trials, clinical supply of current or future drug candidates, commercial supply of current or future approved products, and launching, marketing and selling current or future approved products; Agios’ results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. FDA, the EMA or other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; Agios’ ability to obtain and maintain requisite regulatory approvals and to enroll patients in its planned clinical trials; unplanned cash requirements and expenditures; competitive factors; Agios' ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing; Agios’ ability to maintain key collaborations; the failure of Agios to receive milestone or royalty payments related to the sale of its oncology business, the uncertainty of the timing of any receipt of any such payments, and the uncertainty of the results and effectiveness of the use of proceeds from the transaction with Servier; and general economic and market conditions. These and other risks are described in greater detail under the caption "Risk Factors" included in Agios’ public filings with the Securities and Exchange Commission. Any forward-looking statements contained in this presentation and various remarks we make during this presentation speak only as of the date hereof, and Agios expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Track record of success in discovering, developing and commercializing therapies Unmatched expertise in cellular metabolism The Leader in Pyruvate Kinase (PK) Activation DEVELOPED APPROVED THERAPIES IN ONCOLOGY 2017 & 2018 FIRST PYRUKYND® APPROVAL ADULTS WITH PYRUVATE KINASE (PK) DEFICIENCY 2022 RARE DISEASE FOCUS: POTENTIAL APPROVALS IN THALASSEMIA AND SICKLE CELL DISEASE By 2026

Leader in pyruvate kinase (PK) activation poised for significant growth Compelling and consistent data across connected diseases Robust clinical data set supports potential of PK activation to transform patient function, quality of life, and long-term outcomes Meaningful commercial opportunities on the horizon First rare disease launch building capabilities to maximize anticipated franchise expansion Potential for two additional PYRUKYND® indications by 2026 Well capitalized to advance and expand Strong cash position expected to support completion of ongoing programs and disciplined portfolio expansion

Pediatric PK Deficiency No approved therapy for pediatric PK deficiency patients Our goal: Deliver the first approved therapy for  pediatric PK deficiency Thalassemia No approved therapy for ~60% of thalassemia patients Our goal: Deliver the first therapy approved for all thalassemia subtypes Sickle Cell Disease No novel oral therapy improves anemia and reduces sickle cell pain crises Our goal: Deliver a novel oral therapy that improves anemia and reduces VOCs Lower-Risk MDS No oral therapy addresses ineffective erythropoiesis Our goal: Deliver the first oral therapy that addresses ineffective erythropoiesis Focused on expanding from PK deficiency to other diseases with shared pathophysiology, limited treatment options, and profound unmet needs PYRUKYND® is approved in the U.S., EU, and Great Britain for adult PK deficiency and is under investigation for pediatric PK deficiency, thalassemia, and sickle cell disease. AG-946 is under investigation for LR-MDS.

ADDITIONAL OPPORTUNITIES FOR THE FRANCHISE WITH NOVEL PK ACTIVATOR AG-946 PK deficiency Approved for adults in the U.S. and EU Thalassemia Potential U.S. approval in 2025 Sickle cell disease Potential U.S. approval in 2026 PK activation franchise positioned for meaningful expansion, with near-term opportunity in thalassemia 3-8K patients in the U.S./EU5 18-23K patients in the U.S./EU5 120-135K patients in the U.S./EU5 75-80K patients in the U.S./EU5 Source: Agios internal estimates Lower-risk myelodysplastic syndrome Orphan patient populations High unmet need Focused prescriber pool Differentiated product profile PYRUKYND® is the first and only disease-modifying treatment approved for adults with PK deficiency Potential for two additional PYRUKYND® indications by 2026

RESEARCH EARLY-STAGE CLINICAL DEVELOPMENT LATE-STAGE CLINICAL DEVELOPMENT REGULATORY SUBMISSION APPROVAL Pyruvate Kinase Deficiency α- and β-Thalassemia ACTIVATE Kids ACTIVATE KidsT ENERGIZE ENERGIZE-T Sickle Cell Disease* Myelodysplastic Syndrome (MDS) Healthy Volunteers / Sickle Cell Disease Phenylketonuria (PKU) RISE UP PHASE 2 PHASE 1 PYRUKYND® First-in-class PK activator AG-946 Novel PK activator Phenylalanine hydroxylate (PAH) stabilizer US, EU, GB Building a diverse pipeline leveraging our expertise in cellular metabolism *In addition to RISE UP, two investigator-sponsored trials are ongoing with the NIH and University of Utrecht.

Compelling and consistent data across connected diseases PK activation may address a range of hemolytic and acquired anemias underpinned by shared pathophysiology

Energy imbalance in red blood cells can lead to severe hematological disease Insufficient ATP production Leads to red blood cell metabolic stress, anemia, and reduced patient quality of life Energy supply Energy demand Healthy Red Blood Cell ATP production meets demand PK Deficiency Other Anemias Thalassemia, Sickle Cell Disease, Lower-Risk MDS

Chronic Hemolysis Destruction of red blood cells Ineffective Erythropoiesis Decreased output of red blood cells Disease areas share common pathophysiology and severely impact quality of life ANEMIA TRANSFUSION BURDEN IRON OVERLOAD REDUCED BONE MINERAL DENSITY LONG-TERM ORGAN DAMAGE Significant near and long-term clinical consequences of chronic hemolysis and ineffective erythropoiesis… CHRONIC FATIGUE, SUSCEPTIBILITY TO ILLNESS CHALLENGES WITH BASIC SOCIAL, SCHOOL / WORK ACTIVITIES IMPACT ON EMOTIONAL AND MENTAL HEALTH PAIN AND FRACTURES ECONOMIC BURDEN ..that lead to major implications for patient quality of life and how they feel and function. PK Deficiency Sickle Cell Disease Thalassemia MDS Associated Anemia Red Blood Cell Metabolic Stress

Phase 3 ENERGIZE and ENERGIZE-T studies Phase 2 long-term extension study Phase 3 long-term extension study Phase 2/3 RISE UP study Investigator-sponsored trials Consistency of clinical data to date supports potential of PYRUKYND® to address unmet patient needs across hemolytic anemias 1. Al-Samkari et al. N Engl J Med 2022; 386:1432-1442; 2. Glenthoj et al. The Lancet Haematology, 2022, Vol 9, e724 - e732; 3. Van Beers et al. ASH 2021: Abstract 757; 4. Al-Samakri et al. ASH 2021. Abstract 924; 5. Kuo et al. ASH 2022: Abstract 506; 6. Van Beers et al. ASH 2022: Abstract 1021; 7. Grace et al. ASH 2022: Abstract 2328; 8. Kuo KHM et al. Lancet 2022; 400:10351; 9. Kuo KHM et al. ASH 2021: Abstract 576; 10. Kuo KHM et al. ASH 2022: Abstract 1030; 11. Van Dijk MJ et al. Am J Hematol. 2022;97:E226; 12. Xu JZ et al. Blood. 2022;140:2053; 13. Van Dijk MJ et al. EHA 2022: Abstract P1501.  Thalassemia (Wild-type PK enzyme) Data through Phase 2 Adult PK Deficiency (Mutant PK enzyme) Approved in the U.S., EU and Great Britain Sickle Cell Disease (Wild-type PK enzyme) Data through Phase 1 and ISTs Hemoglobin improvement Hemolysis improvement Erythropoiesis improvement Transfusion reduction PRO improvements Sickling reduction ONGOING STUDY ONGOING STUDIES ONGOING STUDIES

Emerging Long-term Data Thalassemia (Wild-type PK enzyme) Data through Phase 2 Adult PK Deficiency (Mutant PK enzyme) Approved in the U.S., EU and Great Britain Sickle Cell Disease (Wild-type PK enzyme) Data through Phase 1 and ISTs Consistency of clinical data to date supports potential of PYRUKYND® to address unmet patient needs across hemolytic anemias Hemoglobin improvement Hemolysis improvement Erythropoiesis improvement PRO improvements Sickling reduction Transfusion reduction Bone health stabilization Iron overload reduction Length of exposure OVER 7 YEARS OVER 4.5 YEARS OVER 2 YEARS 1. Al-Samkari et al. N Engl J Med 2022; 386:1432-1442; 2. Glenthoj et al. The Lancet Haematology, 2022, Vol 9, e724 - e732; 3. Van Beers et al. ASH 2021: Abstract 757; 4. Al-Samakri et al. ASH 2021. Abstract 924; 5. Kuo et al. ASH 2022: Abstract 506; 6. Van Beers et al. ASH 2022: Abstract 1021; 7. Grace et al. ASH 2022: Abstract 2328; 8. Kuo KHM et al. Lancet 2022; 400:10351; 9. Kuo KHM et al. ASH 2021: Abstract 576; 10. Kuo KHM et al. ASH 2022: Abstract 1030; 11. Van Dijk MJ et al. Am J Hematol. 2022;97:E226; 12. Xu JZ et al. Blood. 2022;140:2053; 13. Van Dijk MJ et al. EHA 2022: Abstract P1501.

Meaningful commercial opportunities on the horizon FDA approval and launch of PYRUKYND in PK deficiency builds capabilities to maximize potential product expansion

Optimizing Patient & Provider Journey PYRUKYND® launch in PK deficiency building commercial capabilities to support potential expansion in meaningfully larger patient populations Therapy Onboarding Access & Adherence Diagnostic Efficiency Awareness & Education Coverage support, free product eligibility, copay program Free genetic testing to help confirm diagnosis of hereditary anemias PK deficiency patient identification via claims-based targeting Activate physicians to prescribe and eligible patients to advocate for treatment Drive awareness and urgency to manage PK deficiency among providers and patients

Thalassemia: no approved therapies for ~60% of patients

High unmet need across patient segments and geographies

~18-23K Patients in U.S./EU5

Significant opportunity outside U.S./EU5


60%
NO AVAILABLE THERAPIES
~40%
BETA-THALASSEMIA TRANSFUSION DEPENDENT
~30%
ALPHA-THALASSEMIA NON-TRANSFUSION DEPENDENT
~28%
BETA-THALASSEMIA NON-TRANSFUSION DEPENDENT
~2%
ALPHA-THALASSEMIA TRANSFUSION DEPENDENT

TARGET PROFILE

PYRUKYND®

- Address full range of thalassemia patients
- Chronic therapy
- Oral
- Improved Hb and reduced transfusion burden
- Improved ineffective erythropoiesis
- Safety profile consistent with prior clinical experience

Beta-THAL prevalence: HEOR Global THAL Epidemiology SLE (XCENDA, 2021); US: Paramore, et.al; DE: Borchert, et.al; IT: Italian Society of Thal & Hemoglobinopathies Patient Registry, Jan 2021, Angelucci, et.al, 2017; FR: French registry for thal (Thuret, et.al.); ES: Cela, et.al.; UK Registry for Hemoglobinopathies, 2020; Alpha-THAL prevalence: Agios internal estimates; LEK Analysis | Beta-THAL TD/NTD split (60% / 40%): Thuret, et.al., Haematologica 2010; Magnolia TPP MR, April 2020 | Alpha-THAL TD/NTD split (5% / 95%): Taher, et.al., Vox Sanguinis, 2015; Magnolia TPP MR, April 2020.

PYRUKYND® is under investigation for thalassemia and is not approved anywhere for that use.

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PYRUKYND® Chronic Therapy Oral Improved hemolytic anemia Improvement in sickle cell pain crises (vaso-occlusive crises; VOCs) QoL data Safety profile consistent with prior clinical experience TARGET PROFILE Sickle Cell Disease: no novel oral therapy improves anemia and reduces sickle cell pain crises PYRUKYND® is under investigation for sickle cell disease and is not approved anywhere for that use. Estimated 120-135K patients across the U.S. & EU5 Significant opportunity outside of U.S./EU Deliver a novel oral therapy that improves anemia, reduces VOCs and is supported by the largest body of clinical evidence Innovative seamless Phase 2/3 trial RISE UP developed with community input Global approach to clinical development Connections with SCD patient and physician communities Global Reach PYRUKYND® Opportunity Critical Success Factors

Well capitalized to advance and expand Long-term growth and value creation fueled by accomplished leadership team and strong balance sheet

Strong cash position expected to support portfolio advancement and expansion

Focused on rare diseases rooted in cellular metabolism

CLINICAL-STAGE PIPELINE

PYRUKYND®

- First and only disease-modifying treatment for adults with PK deficiency
- Potential for two additional indications by 2026

AG-946

- Potential to be first oral therapy to address the underlying cause of ineffective erythropoiesis in MDS

EARLIER-STAGE PIPELINE

LEAD RESEARCH PROGRAM

- PAH stabilizer for the treatment of PKU
- ~15-20K patients in the U.S.; ~20K in the EU5
- Target to file IND by year-end 2023

BUSINESS DEVELOPMENT

DISCIPLINED BD STRATEGY

- Prioritize opportunities based on:
  - Rare disease focus
  - Transformative for patients
  - Identified regulatory pathway
  - Potential to de-risk early
  - Clear path to value creation

Deliver transformative therapeutics for patient communities with profound unmet need

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*PAH: phenylalanine hydroxylate; PKU: Phenylketonuria

2023 and Beyond Clinical development strategy driving toward broader commercial opportunities

Clinical and regulatory milestones targeted in 2023 lay the foundation for transformational data readouts Build commercial capabilities to efficiently launch additional indications and evaluate business development opportunities to expand pipeline Thalassemia PYRUKYND® Pediatric PK Deficiency PYRUKYND® Sickle Cell Disease PYRUKYND® Lower-Risk MDS AG-946 (Novel PK Activator) Complete enrollment of Phase 2a study (year-end) Complete enrollment of Phase 3 ENERGIZE and ENERGIZE-T studies (mid-year) Phase 2 RISE UP data readout & go/no-go to Phase 3 decision (mid-year) Enroll at least half of patients in the Phase 3 ACTIVATE-kids and ACTIVATE-kidsT studies (year-end) Earlier-stage Pipeline File IND for PAH stabilizer for the treatment of PKU (year-end)

Potential for two additional PYRUKYND® indications by 2026 Thalassemia PYRUKYND® Pediatric PK Deficiency PYRUKYND® Sickle Cell Disease PYRUKYND® Lower-Risk MDS AG-946 (Novel PK Activator) Phase 3 ACTIVATE-kids and ACTIVATE-kidsT readouts Phase 3 ENERGIZE (1H) and ENERGIZE-T (2H) readouts Potential approval Potential approval Potential approval Phase 2a readout 2024 2025 2026 Potential Phase 3 RISE UP readout* *Pending Go/NoGo decision in 2023

Differentiated Capabilities & Cross-functional Connectivity Hematology franchise spanning 3 hemolytic anemias Expanded portfolio aligned with our core expertise Cash flow positive 2026 VISION Driven to transform patient outcomes in rare diseases

Q&A